                            SECOND AMENDMENT TO THIRD
                      AMENDED AND RESTATED CREDIT AGREEMENT

         This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER (this "Second Amendment"), is deemed effective as of February 15, 2002 among BRANDYWINE REALTY TRUST ("BRT"), a Maryland real estate investment trust and BRANDYWINE OPERATING PARTNERSHIP, L.P. ("BOP"), a Delaware limited partnership (collectively, the "Borrowers"), certain Subsidiaries of the Borrowers as Guarantors, the Lenders party hereto and BANK OF AMERICA, N.A. as Administrative Agent for the Lenders (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

                                    RECITALS

         WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent entered into that certain Third Amended and Restated Credit Agreement dated as of June 29, 2001 (as amended by that certain Consent and First Amendment to Third Amended and Restated Credit Agreement dated as of October 5, 2001 and as otherwise amended or modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrowers and the Guarantors have requested that the Required Lenders agree to amend certain terms of the Credit Agreement; and

         WHEREAS, the Required Lenders have agreed to amend certain terms of Credit Agreement on the terms, and subject to the conditions, set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

         1. Amendments.

         (a) New Definition. Section 1.1 of the Credit Agreement is amended to add, in the appropriate alphabetical order, the following new definition:

                  "Joint Venture Percentage" means, with respect to the interest of a Credit Party or one of its Subsidiaries in a joint venture, the percentage interest of such Credit Party or its applicable Subsidiary in such joint venture, with such percentage interest equal to the percentage of proceeds that such Credit Party or Subsidiary is entitled to receive upon liquidation of such joint venture, after satisfaction of such joint venture's liabilities and distributions on account of preferential entitlements to proceeds in liquidation; provided, however, that if the interest of such Credit Party (or Subsidiary) in such joint venture is a so called "carried interest" or "back-end promoted interest," then the Joint Venture Percentage shall equal the Capital Percentage of such Credit Party or Subsidiary in such joint venture.

         (b) Joint Venture Investments. The first sentence of Section 1.4 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  With respect to any ownership of a Property by a Credit Party or one of its Subsidiaries through a joint venture (a) NOI, Adjusted NOI, Annualized Modified Adjusted NOI, Annualized Capitalized Modified Adjusted NOI and Interest Expense shall be determined in accordance with GAAP as applied to the Credit Parties and their Subsidiaries on a consolidated basis and (b) Indebtedness and Funded Debt shall be calculated as follows: (i) if the Indebtedness of such joint venture is recourse to such Credit Party (or Subsidiary), then the amount of such Indebtedness or Funded Debt that is recourse to such Credit Party (or Subsidiary), and (ii) if the Indebtedness of such joint venture is not recourse to such Credit Party (or Subsidiary), then such Credit Party's (or Subsidiary's) interest in such Indebtedness or Funded Debt as determined by its Joint Venture Percentage.

         (c) Quarterly Financial Statements. Section 7.1(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

                           (b) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the close of each fiscal quarter of the Credit Parties (other than the fourth fiscal quarter), a consolidated balance sheet and income statement of the Credit Parties and their Subsidiaries, as of the end of such fiscal quarter, together with related consolidated statements of operations and retained earnings and of cash flows for such fiscal quarter in each case setting forth in comparative form consolidated figures for (A) the corresponding quarter end and quarterly period of the preceding fiscal year and (B) management's proposed budget for such period, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Administrative Agent, and accompanied by a certificate of the chief financial officer or chief executive officer of BOP to the effect that such quarterly financial statements fairly present in all material respects the financial condition and results of operations of the Credit Parties and their Subsidiaries and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments. The information required pursuant to this subsection (b) shall be delivered in both electronic and printed form.

         2. Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Second Amendment. Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms. The Credit Parties acknowledge and consent to the modifications set forth herein and agree that this Second Amendment does not impair, reduce or limit any of their obligations under the Credit Documents and that, after the date hereof, this Second Amendment shall constitute a Credit Document. Notwithstanding anything herein to the contrary and without limiting the foregoing, (a) each of the Credit Parties reaffirms the liens and security interests granted under the terms of the Credit Documents and (b) each of the Guarantors reaffirms its guaranty obligations set forth in the Credit Agreement.

         3. Conditions Precedent. The effectiveness of this Second Amendment is subject to the satisfaction of the following conditions precedent:

                  a. Receipt by the Administrative Agent of copies of this Second Amendment duly executed by the Credit Parties and by the Required Lenders.

                  b. Receipt by the Lenders of calculations, attached hereto as Exhibit A, setting forth in comparative form all Indebtedness or Funded Debt attributed to each Credit Party as a result such Credit Party's or applicable Subsidiary's respective joint venture investments, as calculated (i) without giving effect to this Second Amendment and (ii) giving effect to this Second Amendment.

                  c. Receipt by the Lenders of a complete and accurate pro forma officer's certificate (in the form of Exhibit 7.1(c) to the Credit Agreement), attached hereto as Exhibit B, dated as of September 30, 2001, giving effect to this Second Amendment.

         4. Authority/Enforceability. Each of the Credit Parties, the Administrative Agent and the Lenders party hereto represents and warrants as follows:

                  a. It has taken all necessary action to authorize the execution, delivery and performance of this Second Amendment.

                  b. This Second Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  c. No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Second Amendment.

         5. Representation/No Default/Release. The Credit Parties represent and warrant to the Lenders that (a) the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof (other than those representations and warranties that expressly relate to an earlier date), (b) no event has occurred and is continuing which constitutes a Default or an Event of Default and (c) they have no claims, counterclaims, offsets, credits or defenses to their obligations under the Credit Documents or, to the extent they have any, they are hereby released in consideration of the Required Lenders entering into this Second Amendment.

         6. Counterparts/Telecopy. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered.

         7. GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

                  [remainder of page intentionally left b1ank]

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered and this Second Amendment shall be effective as of the date first above written.

BORROWERS:       BRANDYWINE REALTY TRUST,
                 a Maryland real estate investment trust

                 By:
                    -----------------------------------------
                    Name: Gerard H. Sweeney
                    Title: President and Chief Executive Officer


                 BRANDYWINE OPERATING PARTNERSHIP,
                 L.P., a Delaware limited partnership

                     By: Brandywine Realty Trust, a Maryland
                         real estate investment trust, its general
                         partner


                         By:
                            -----------------------------------------
                            Name: Gerard H. Sweeney
                            Title: President and Chief
                                   Executive Officer

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



GUARANTORS:      AAPOP 2, L.P., a Delaware limited partnership

                 By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, one of its general partners

                     By: Brandywine Witmer, L.L.C., a Pennsylvania limited
                         liability company, its general partner

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole
                             member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner

                 By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE AMBASSADOR, L.P., a Pennsylvania limited partnership

                 By: Brandywine Ambassador, L.L.C., a Pennsylvania limited
                     liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 BRANDYWINE CENTRAL, L.P., a Pennsylvania limited partnership

                 By: Brandywine F.C., L.P., a Pennsylvania limited  partnership, its general partner

                     By: Brandywine F.C., L.L.C., a Pennsylvania limited
                         liability company, its general partner

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole
                             member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner


                 BRANDYWINE F.C., L.P., a Pennsylvania limited partnership

                 By: Brandywine F.C., L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                 BRANDYWINE GRANDE B, L.P., a Delaware limited partnership

                 By: Brandywine Grande B Corp., a Delaware corporation, its general partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 BRANDYWINE I.S., L.P., a Pennsylvania limited partnership

                 By: Brandywine I.S., L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE METROPLEX, L.P., a Pennsylvania limited partnership

                 By: Brandywine Metroplex, LLC, a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE P.M., L.P., a Pennsylvania limited partnership

                 By: Brandywine P.M., L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 BRANDYWINE TB FLORIG, L.P., a Pennsylvania limited partnership

                 By: Brandywine TB Florig, LLC, a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE TB INN, L.P., a Pennsylvania limited partnership

                 By: Brandywine TB Inn, L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE TB I, L.P., a Pennsylvania limited partnership

                 By: Brandywine TB I, L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 BRANDYWINE TB II, L.P., a Pennsylvania limited partnership

                 By: Brandywine TB II, L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE TB V, L.P., a Pennsylvania limited partnership

                 By: Brandywine TB V, L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE TB VI, L.P., a Pennsylvania limited partnership

                 By: Brandywine TB VI, L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 BRANDYWINE TB VIII, L.P., a Pennsylvania limited partnership

                 By: Brandywine TB VIII, L.L.C., a Pennsylvania limited
                     liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 C/N IRON RUN LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 C/N LEEDOM LIMITED PARTNERSHIP II, a Pennsylvania limited partnership

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 C/N OAKLANDS LIMITED PARTNERSHIP I, a Pennsylvania limited partnership

                 By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Witmer, L.L.C., a Pennsylvania limited
                         liability company, its general partner

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole
                             member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner


                 C/N OAKLANDS LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                 By: Brandywine Operating Partnership, L.P., a Delaware
                     limited partnership, its general partner

                     By: Brandywine Realty Trust, a Maryland real
                         estate investment trust, its general
                         partner


                 E-TENANTS.COM HOLDING, L.P., a Pennsylvania limited partnership

                 By: Brandywine Operating Partnership, L.P., a Delaware
                     limited partnership, its general partner

                     By: Brandywine Realty Trust, a Maryland real
                         estate investment trust, its general
                         partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 FIFTEEN HORSHAM, L.P., a Pennsylvania limited partnership

                 By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Witmer, L.L.C., a Pennsylvania limited
                         liability company, its general partner

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole
                             member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner


                 IRON RUN LIMITED PARTNERSHIP V, a Pennsylvania limited partnership

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 LC/N HORSHAM LIMITED PARTNERSHIP, a Pennsylvania limited partnership

                 By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Witmer, L.L.C., a Pennsylvania limited
                         liability company, its general partner

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole
                             member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 LC/N KEITH VALLEY LIMITED PARTNERSHIP I, a Pennsylvania limited partnership

                 By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Witmer, L.L.C., a Pennsylvania limited
                         liability company, its general partner

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole
                             member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner


                 NEWTECH III LIMITED PARTNERSHIP, a Pennsylvania limited partnership

                 By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Witmer L.L.C., a Pennsylvania limited
                         liability company, its general partner

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole
                             member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 NEWTECH IV LIMITED PARTNERSHIP, a Pennsylvania limited partnership

                 By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Witmer, L.L.C., a Pennsylvania limited
                         liability company,  its general partner

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole
                             member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner


                 NICHOLS LANSDALE LIMITED PARTNERSHIP III, a Pennsylvania limited partnership

                 By: Witmer Operating Partnership I, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Witmer L.L.C., a Pennsylvania limited
                         liability company, its general partner

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole
                             member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 WITMER OPERATING PARTNERSHIP I, L.P., a Delaware limited partnership

                 By: Brandywine Witmer, L.L.C., a Pennsylvania limited liability company, its general partner

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 100 ARRANDALE ASSOCIATES, L.P., a Pennsylvania limited partnership

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 111 ARRANDALE ASSOCIATES, L.P., a Pennsylvania limited partnership

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 440 CREAMERY WAY ASSOCIATES, L.P., a Pennsylvania limited partnership

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 442 CREAMERY WAY ASSOCIATES, L.P., a Pennsylvania limited partnership

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 481 JOHN YOUNG WAY ASSOCIATES, L.P., a Pennsylvania limited partnership

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its general partner

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE 3 PARAGON DRIVE PARTNERSHIP, a New York general partnership

                 By: Brandywine Axin I, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                 By: Brandywine Axin II, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 BRANDYWINE 55 AMES COURT PARTNERSHIP, a New York general partnership

                 By: Brandywine Axin I, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                 By: Brandywine Axin II, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 BRANDYWINE ENGINEERS LANE PARTNERSHIP, a New York general partnership

                 By: Brandywine Axin I, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                 By: Brandywine Axin II, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE NATIONAL ROAD PARTNERSHIP, a New York general partnership

                 By: Brandywine Axin I, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                 By: Brandywine Axin II, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 BRANDYWINE PHILLIPS PARKWAY PARTNERSHIP, a New Jersey general partnership

                 By: Brandywine Axin I, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                 By: Brandywine Axin II, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 BRANDYWINE BROAD STREET PARTNERSHIP, a New York general partnership

                 By: Brandywine Axin I, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner

                 By: Brandywine Axin II, LLC, a Delaware limited liability
                     company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE REALTY PARTNERS, a Pennsylvania general partnership

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its partners

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 INTERSTATE CENTER ASSOCIATES, a Virginia general partnership

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its general partners

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                 By: Brandywine Interstate 50, L.L.C., a Delaware limited
                     liability company, one of its general partners

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real estate
                             investment trust, its general partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 IR NORTHLIGHT II ASSOCIATES, a Pennsylvania general partnership

                 By: AAPOP 2, L.P., a Delaware limited partnership, one of its general partners

                     By: Witmer Operating Partnership I, L.P., a Delaware
                         limited partnership, one of its general partners

                         By: Brandywine Witmer, L.L.C., a Pennsylvania
                             limited liability company, its general
                             partner

                             By: Brandywine Operating Partnership,
                                 L.P., a Delaware limited
                                 partnership, its sole member

                                 By: Brandywine Realty Trust,
                                     a Maryland real estate
                                     investment trust, its
                                     general partner

                     By: Brandywine Witmer, L.L.C., a Pennsylvania limited
                         liability company, one of its general partners

                         By: Brandywine Operating Partnership, L.P., a
                             Delaware limited partnership, its sole
                             member

                             By: Brandywine Realty Trust, a
                                 Maryland real estate investment
                                 trust, its general partner

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its general partners

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 AAP SUB TWO, INC., a Delaware corporation


                 BRANDYWINE GRANDE B CORP., a Delaware corporation


                 BTRS, INC., a Delaware corporation


                 SOUTHPOINT LAND HOLDINGS, INC., a Pennsylvania corporation


                 VALLEYBROOKE LAND HOLDINGS, INC., a Pennsylvania corporation


                 1100 BRANDYWINE, LLC, a Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE ACQUISITIONS, LLC, a Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 BRANDYWINE AMBASSADOR, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE AXINN I, LLC, a Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE AXINN II, LLC, a Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE BROKERAGE SERVICES, LLC, a New Jersey limited liability company

                 By: Brandywine Realty Services Corporation, a Pennsylvania
                     corporation, its sole member


                 BRANDYWINE CHARLOTTESVILLE LLC, a Virginia limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 BRANDYWINE CHESTNUT RIDGE, L.L.C., a New Jersey limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its members

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                 By: Brandywine Axinn I, LLC, a Delaware limited liability
                     company, one of its members

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE DABNEY, L.L.C., a Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE DOMINION, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 BRANDYWINE F.C., L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE I.S., L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE INTERSTATE 50, L.L.C., a Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE LEASING, LLC, a Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 BRANDYWINE-MAIN STREET, LLC, a Delaware limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, one of its members

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                 By: Brandywine Acquisitions, LLC, a Delaware limited liability company, one of its members

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its sole member

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                 BRANDYWINE METROPLEX LLC, a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE P.M., L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 BRANDYWINE PIAZZA, L.L.C., a New Jersey limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE PLAZA 1000, L.L.C., a New Jersey limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE PROMENADE, L.L.C., a New Jersey limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE TB FLORIG, LLC, a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 BRANDYWINE TB INN, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE TB I, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE TB II, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE TB V, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 BRANDYWINE TB VI, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE TB VIII, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner


                 BRANDYWINE WITMER, L.L.C., a Pennsylvania limited liability company

                 By: Brandywine Operating Partnership, L.P., a Delaware limited partnership, its sole member

                     By: Brandywine Realty Trust, a Maryland real estate
                         investment trust, its general partner

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT


                 E-TENANTS.COM LLC, a Delaware limited liability company

                 By: e-Tenants.com Holding, L.P., a Pennsylvania limited
                     partnership, its sole member

                     By: Brandywine Operating Partnership, L.P., a Delaware
                         limited partnership, its general partner

                         By: Brandywine Realty Trust, a Maryland real
                             estate investment trust, its general
                             partner


                     By:
                        -----------------------------------------
                        Name: Gerard H. Sweeney
                        Title: President and Chief Executive Officer of
                               each of the above-named entities

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT

LENDERS:

                     BANK OF AMERICA, N.A., acting in its capacity as Administrative Agent and individually as a Lender

                     By:____________________________________
                     Name:__________________________________
                     Title: ________________________________

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                     CITIBANK, N.A.


                     By:____________________________________
                     Name:__________________________________
                     Title: ________________________________

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                     FLEET NATIONAL BANK


                     By:____________________________________
                     Name:__________________________________
                     Title: ________________________________

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                     COMMERZBANK AG NEW YORK AND GRAND
                     CAYMAN BRANCHES


                     By:____________________________________
                     Name:__________________________________
                     Title: ________________________________

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                     PNC BANK, NATIONAL ASSOCIATION


                     By:____________________________________
                     Name:__________________________________
                     Title: ________________________________

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                     FIRST UNION NATIONAL BANK


                     By:____________________________________
                     Name:__________________________________
                     Title: ________________________________

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                     DRESDNER BANK AG, NEW YORK BRANCH AND GRAND CAYMAN BRANCH


                     By:____________________________________
                     Name:__________________________________
                     Title: ________________________________

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                     KEYBANK NATIONAL ASSOCIATION


                     By:____________________________________
                     Name:__________________________________
                     Title: ________________________________

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                     ALLFIRST BANK


                     By:____________________________________
                     Name:__________________________________
                     Title: ________________________________

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                     AMSOUTH BANK


                     By:____________________________________
                     Name:__________________________________
                     Title: ________________________________

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                     CITIZENS BANK OF RHODE ISLAND


                     By:____________________________________
                     Name:__________________________________
                     Title: ________________________________

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                     MELLON BANK, N.A.


                     By:____________________________________
                     Name:__________________________________
                     Title: ________________________________

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                     SOUTHTRUST BANK


                     By:____________________________________
                     Name:__________________________________
                     Title: ________________________________

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                     SOVEREIGN BANK


                     By:____________________________________
                     Name:__________________________________
                     Title: ________________________________

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                     THE BANK OF NEW YORK


                     By:____________________________________
                     Name:__________________________________
                     Title: ________________________________

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                     COMERICA BANK


                     By:____________________________________
                     Name:__________________________________
                     Title: ________________________________

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                     FIRSTRUST BANK


                     By:____________________________________
                     Name:__________________________________
                     Title: ________________________________

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                     NATIONAL CITY BANK OF PENNSYLVANIA


                     By:____________________________________
                     Name:__________________________________
                     Title: ________________________________

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                     U.S. BANK, N.A.


                     By:____________________________________
                     Name:__________________________________
                     Title: ________________________________

                        SECOND AMENDMENT TO THIRD AMENDED
                          AND RESTATED CREDIT AGREEMENT



                     SUNTRUST BANK


                     By:____________________________________
                     Name:__________________________________
                     Title: ________________________________